Exhibit 10.9

                               THE AES CORPORATION
                    DEFERRED COMPENSATION PLAN FOR DIRECTORS

                                    ARTICLE I
                               GENERAL PROVISIONS
                               ------------------

         Section 1.1. Establishment and Purpose. The AES Corporation ("Company") hereby amends and restates The AES Corporation Deferred Compensation Plan for Directors ("Plan") pursuant to which each director of the Company who is not an employee of the Company or any of its subsidiaries (a "Non-Employee Director") shall be eligible through an election to defer receipt of any compensation to be earned by such Non-Employee Director and to have Stock Units (as hereinafter defined) credited to an account established for such Non-Employee Director by the Company. The purpose of the Plan is to assist the Company in attracting, retaining and motivating highly qualified Non-Employee Directors and to promote identification of, and align Non-Employee Directors' interests more closely with, the interests of the stockholders of the Company.

         Section 1.2. Definitions. In addition to the terms previously or hereafter defined herein, the following terms when used herein shall have the meaning set forth below:

         "Board" shall mean the Board of Directors of the Company.

         "Committee" shall mean the committee of the Board appointed by the Board to administer the Plan. Unless otherwise determined by the Board, the Committee shall be the Compensation Committee of the Board.

         "Common Stock" shall mean the Company's common stock, par value $.01 per share.

         "Compensation" shall mean all remuneration paid to a Non-Employee Director for service as such that is not deferred hereunder.

         "Deferred   Compensation"   shall  mean  all  remuneration  paid  to  a
Non-Employee Director for service as such that is deferred hereunder.

         "Fair Market Value" shall mean, as of any date, the mean of the highest and lowest sales prices for the Common Stock as reported in the New York Stock Exchange -- Composite Transactions reporting system for the date in question or, if no sales were effected on such date, on the next preceding date on which sales were effected.

         "Plan Year" shall mean the twelve-month period beginning January 1 and ending December 31 in any particular year.





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         "Stock  Unit"  shall mean a credit that is  equivalent  to one share of
Common Stock.

         Section 1.3. Administration. The Plan shall be administered by the Committee. The Committee shall serve at the pleasure of the Board. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members of the Committee present at any meeting at which a quorum is present, or acts approved in writing by a majority of the members of the Committee, shall be deemed the acts of the Committee. The Committee is authorized to interpret and construe the Plan, to make all determinations and take all other actions necessary or advisable for the administration of the Plan, and to delegate to employees of the Company or any subsidiary the authority to perform administrative functions under the Plan; provided, however, that the Committee shall have no authority to determine the persons entitled to receive Common Stock or Stock Units under the Plan nor the timing, amount or price of Common Stock or Stock Units issued under the Plan.

         Section 1.4. Eligibility. An individual who is a Non-Employee Director shall be eligible to participate in the Plan.

         Section 1.5. Common Stock Subject to the Plan. The maximum number of shares of Common Stock that may be issued pursuant to the Plan is 3,750,000. Common Stock to be issued under the Plan may be either authorized and unissued shares of Common Stock or shares of Common Stock held in treasury by the Company.

                                   ARTICLE II
                           ELECTIONS AND DISTRIBUTIONS
                           ---------------------------

         Section 2.1. Elections to Defer Compensation. Any Non-Employee Director may elect to defer receipt of compensation otherwise payable to the Non-Employee Director for the Plan Year commencing January 1, 1998 and thereafter and to have such Deferred Compensation credited as Stock Units hereunder ("Stock Unit Election"). An election made by any Non-Employee Director prior to January 1, 1997, under the Plan as in effect prior to April 1, 1997, relating to Compensation otherwise payable to the Non-Employee Director in 1997 and prior years shall be given effect hereunder. If a Non-Employee Director makes a Stock Unit Election, an account established for the Non-Employee Director and maintained by the Company shall be credited with that number of Stock Units equal to the number of shares of Common Stock (including fractions of a share to two decimal places) that could have been purchased with the amount of Deferred Compensation subject to a Stock Unit Election based on the average closing price of the Common Stock on a national securities exchange for the 30-day period ending on the last trading day of the quarter with respect to which such Deferred Compensation is credited to the Non-Employee Director.

         Section 2.2. Terms and Conditions of Elections. A Stock Unit Election (an "Election") shall be subject to the following terms and conditions:




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                 a. An Election  shall be in writing  and shall be  irrevocable;
and

                 b. With respect to the Plan Year commencing January 1, 1998 and subsequent Plan Years, an Election shall be effective for any Plan Year only if made on or prior to the June 30 immediately preceding the commencement of such Plan Year; and

                 c. An Election shall remain in effect for all future Plan Years unless terminated or changed pursuant to an Election made on or prior to June 30 to take effect for the next Plan Year.

         Section 2.3. Adjustment of Stock Unit Accounts.

                 a. Cash Dividends -- As of the date that any cash dividend is paid to stockholders of the Company, the Non-Employee Director's Stock Unit account shall be credited with additional Stock Units equal to the number of shares of Common Stock (including fractions of a share to two decimal places) that could have been purchased with the dividends paid on the number of shares of Common Stock equal to the number of Stock Units in such Non-Employee Director's account, based on the methodology described in Section 2.1 hereof.

                 b. Stock Dividends -- In the event that a dividend shall be paid upon the Common Stock of the Company in shares of Common Stock, the number of Stock Units in each Non-Employee Director's Stock Unit account shall be adjusted by adding thereto additional Stock Units equal to the number of shares of Common Stock which would have been distributable on the Common Stock represented by Stock Units if such shares of Common Stock had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend.

                 c. Other Adjustments -- In the event that the outstanding shares of Common Stock of the Company shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted, for the shares of Common Stock represented by Stock Units, the number and kinds of shares of stock or other securities which would have been substituted therefor if such shares of Common Stock had been outstanding on the date fixed for determining the stockholders entitled to receive such changed or substituted stock or other securities.

In the event there shall be any change, other than specified in this Section 2.3, in the number or kind of outstanding shares of Common Stock of the Company or of any stock or other securities into which such Common Stock shall be changed or for which it shall have been exchanged, an adjustment in the number of Stock Units or the Common Stock represented by such Stock Units, such adjustment shall be made by the




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Board and shall be  effective  and binding  for all  purposes of the Plan and on each outstanding Stock Unit account. In the event of any recapitalization in which shares of Common Stock are converted into, exchanged for or entitled to shares of a non-equity security of the Company, securities of another issuer or other non-stock consideration, all stock units shall be converted to cash based on the fair market value of the Common Stock immediately prior to the first public announcement of the recapitalization, or the effective date of the recapitalization, whichever occurs earlier, and such cash shall be distributed to all participants in the same manner as in the case of termination of this Plan pursuant to Section 3.2.

         Section 2.4. Distribution of Stock Units. Unless a Non-Employee Director has selected a different payment option as set forth below, as soon as practicable after the end of the calendar quarter following the date that such Non-Employee Director ceases (other than by reason of such Non-Employee Director's death) to be a Non-Employee Director (hereinafter, "retirement"), the Company shall issue (the "Initial Distribution") to such Non-Employee Director one-fifth (20.00%) of that number of shares of Common Stock equal to the whole number of Stock Units in such Non-Employee Director's Stock Unit account determined as of the close of the calendar quarter in which the Non-Employee Director ceased to be a Non-Employee Director; on the first, second and third anniversary of the Initial Distribution, the Company shall issue to such Non-Employee Director the same number of shares of Common Stock distributed in connection with the Initial Distribution. As soon as practicable after the fourth anniversary of the Initial Distribution, the Company shall (i) issue to such Non-Employee Director the balance of that number of shares of Common Stock equal to the whole number of Stock Units in such Non-Employee Director's Stock Unit account as of such anniversary date and (ii) distribute cash equal to any fractional Stock Units remaining in such account multiplied by the Fair Market Value of the Common Stock as of such fourth anniversary date. A Non-Employee Director may elect to receive the Common Stock represented by the Stock Units in such Non-Employee Director's Stock Unit account in a single payment on such date as the Non-Employee Director may specify or in annual installments (not to exceed ten) beginning after retirement from the Board by written notification to the Company of such elected payment option and may modify any such election by a subsequent written notification to the Company; provided, however, that the Company shall be required to give effect to any such written notification only if submitted to the Company no fewer than twelve months prior to such Non-Employee Director's retirement from the Board.

         Section 2.5. Special Election. Each Non-Employee Director serving as a member of the Board on May 1, 1997 may elect the manner in which the Non-Employee Director's Stock Unit account is to be distributed following the date of such Non-Employee Director's retirement. Such election must be made by May 1, 1997 and shall be effective only with respect to distributions made on or after May 1, 1998.

         Section 2.6. Distributions on Death. In the event of the death of a Non-Employee Director, whether before or after cessation of service as a Non-Employee



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Director, any Stock Units remaining in the Stock Unit account to which he or she was entitled shall be converted to Common Stock as of the last day of the calendar quarter in which the Non-Employee Director's death occurred. Fractional Stock Units shall be converted to cash based on the Fair Market Value of the Common Stock. The Company shall issue the Common Stock and distribute the cash as soon as practicable after the end of the calendar quarter in which the Non-Employee Director's death occurred in a lump sum to such person or persons or the supervisors thereof, including corporations, unincorporated associations
or  trusts,  as  the  Non-Employee  Director  may  have  designated.   All  such
designations shall be made in writing, signed by the Non-Employee Director and delivered to the Company. A Non-Employee Director may from time to time revoke or change any such designation by written notice to the Company. If there is no unrevoked designation on file with the Company at the time of the Non-Employee Director's death, or if the person or persons designated therein shall have all predeceased the Non-Employee Director or otherwise ceased to exist, such
distributions  shall  be  made  to  the  Non-Employee   Director's  estate.  Any
distribution under this Section 2.6 shall be made as soon as practicable following notification to the Company of the Non-Employee Director's death.

                                   ARTICLE III
                            MISCELLANEOUS PROVISIONS
                            ------------------------

         Section 3.1. Amendment and Discontinuance. The Board may alter, amend, suspend or discontinue the Plan, provided that no such action shall deprive any person without such person's consent of any rights theretofore granted pursuant hereto. The Board may, in its discretion, submit any proposed amendment to the Plan to the stockholders of the Company for approval and shall submit proposed amendments to the Plan to the stockholders of the Company for approval if such approval is required in order for the Plan to comply with Rule 16b-3 of the Exchange Act (or any successor rule).

         Section 3.2. Termination of the Plan. This Plan shall terminate and full distribution shall be made from all participants' Deferred Compensation accounts upon any change of control of the Company. Either of the following shall be deemed to be a change of control: (a) the occurrence, without the prior approval of the Board, of the acquisition, directly or indirectly, by any person of 50% or more of the outstanding Common Stock; (b) the failure of the prior directors to constitute a majority of the Board at any time within two years following any electoral event. As used in this sentence and the preceding sentence, person shall mean a natural person, an entity (together with an affiliate thereof, as defined in Rule 405 under the Securities Act of 1933, as amended) or a group, as defined in Rule 13d-5 under the Securities Exchange Act of 1934, as amended; prior directors shall mean the persons serving on the Board immediately prior to any electoral event; and electoral event shall mean any contested election of directors or any tender or exchange offer for Common Stock by any person other than the Company or a majority-owned subsidiary thereof. The Board at any time, at its discretion, may terminate this Plan. If the Board terminates



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this Plan after any person or group of persons  shall have  acquired or proposed to  acquire  control  of the  Company  control  of the  Board,  full and  prompt
distribution   shall  be  made  from  all   Non-Employee   Directors'   Deferred
Compensation accounts. Otherwise, distributions in respect of credits to Non-Employee Directors' Deferred Compensation accounts as of the date of termination shall be made in the manner and at the time prescribed in Sections 2.4, 2.5 and 2.6 herein.

         Section 3.3. Compliance with Governmental Regulations. Notwithstanding any provision of the Plan or the terms of any agreement entered into pursuant to the Plan, the Company shall not be required to issue any shares hereunder prior to registration of the shares subject to the Plan under the Securities Act of 1933 or the Exchange Act, if such registration shall be necessary, or before compliance by the Company or any participant with any other provisions of either of those acts or of regulations or rulings of the Securities and Exchange Commission thereunder, or before compliance with other federal and state laws and regulations and rulings thereunder, including the rules of the New York Stock Exchange, Inc. The Company shall use its best efforts to effect such registrations and to comply with such laws, regulations and rulings forthwith upon advice by its counsel that any such registration or compliance is necessary.

         Section 3.4. Compliance with Section 16. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 (or its successor rule). To the extent that any provision of the Plan or any action by the Board of Directors or the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and to the extent deemed advisable by the Committee.

         Section 3.5. Non-Alienation of Benefits. No right or interest of a Non-Employee Director in a Stock Unit account under the Plan may be sold, assigned, transferred, pledged, encumbered or otherwise disposed of except as expressly provided in the Plan; and no interest or benefit of any Non-Employee Director under the Plan shall be subject to the claims of creditors of the Non-Employee Director.

         Section 3.6. Withholding Taxes. To the extent required by applicable law or regulation, each Non-Employee Director must arrange with the Company for the payment of any federal, state or local income or other tax applicable to the receipt of Common Stock or Stock Units under the Plan before the Company shall be required to deliver to the Non-Employee Director a certificate for Common Stock free and clear of all restrictions under the Plan.

         Section 3.7. Funding. No obligation of the Company under the Plan shall be secured by any specific assets of the Company, nor shall any assets of the Company be designated as attributable or allocated to the satisfaction of any such obligation. To the extent that any person acquires a right to receive payments from the Company under



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the  Plan,  such  right  shall be no  greater  than the  right of any  unsecured creditor of the Company.

         Section 3.8. Governing Law. The Plan shall be governed by and construed and interpreted in accordance with the internal laws of the Commonwealth of Virginia.

         Section 3.9. Effective Date of Plan. The Plan as herein amended and restated shall be effective as of April 1, 1997.